Exhibit 99.1

PFSweb Reports First Quarter 2014 Results

- Q1 Service Fee Equivalent Revenue of $28.8 Million; Adjusted EBITDA of $2.2 Million -

Allen, TX – May 7, 2014 – PFSweb, Inc. (NASDAQ: PFSW), a global provider of end-to-end eCommerce solutions, reported financial results for the first quarter ended March 31, 2014.

First Quarter 2014 Financial Summary

Increased project activity and operating efficiencies resulted in stronger service fee revenue and operating margin during the first quarter of 2014 than originally anticipated, although lower than the year-ago quarter due to impact of the previously announced client transitions.

•	Service fee equivalent revenue (a non-GAAP measure defined and discussed below) was $28.8 million compared to $30.0 million during the same period in 2013

•	Service fee gross margin was 30.4% compared to 31.8% during the same period in 2013

•	Adjusted EBITDA (a non-GAAP measure defined and discussed below) was $2.2 million compared to $2.9 million during the same period in 2013

•	Cash and cash equivalents totaled $23.8 million compared to $22.4 million as of December 31, 2013

•	Debt totaled $11.0 million compared to $11.1 million as of December 31, 2013

First Quarter 2014 Financial Results

Total revenues in the first quarter of 2014 were $57.2 million compared to $63.1 million in the same period in 2013. Service fee revenue in the first quarter of 2014 totaled $27.6 million compared to $28.2 million in the same period in 2013. This decrease, which was primarily due to client transitions in 2013, was partially offset by revenues generated from higher than expected project activity as well as new and expanded client relationships. Product revenue decreased to $21.7 million compared to $25.3 million in the same period in 2013, primarily due to ongoing restructuring activities by the company’s largest client in this segment.

Service fee equivalent revenue in the first quarter of 2014 was $28.8 million compared to $30.0 million in the same period in 2013.

Service fee gross margin in the first quarter decreased to 30.4% compared to 31.8% in the same period in 2013. This decrease was primarily due to the impact of client transition related activity in 2013, partially offset by operating efficiencies with existing clients and an increased level of higher margin project activity in the first quarter of 2014.

Adjusted EBITDA was $2.2 million in the first quarter of 2014 compared to $2.9 million in the same period in 2013.

Net loss in the first quarter of 2014 was $1.8 million, or $(0.11) per diluted share, compared to a net loss of $2.6 million, or $(0.20) per diluted share, in the same period in 2013. Net loss in the first quarter of 2014 included approximately $0.8 million in stock-based compensation expense compared to approximately $0.3 million in stock-based compensation expense and $2.3 million in restructuring and other charges in the same period in 2013.

Non-GAAP net loss (a non-GAAP measure defined and discussed below) in the first quarter of 2014 was $1.0 million, or $(0.06) per diluted share, compared to non-GAAP net income of $21,000, or $0.00 per diluted share, in the first quarter of 2013.

Management Commentary

“The momentum in our business that we reestablished in 2013 has carried into the first quarter of 2014,” said Michael Willoughby, CEO of PFSweb. “Higher project activity and operating efficiencies with existing clients helped us achieve stronger service fee revenue and operating margin during the quarter than originally anticipated; however, the previously announced client transitions and expected decline in lower-margin product revenue continued to weigh on our top and bottom lines.

“Excluding the impact of these client transitions, our service fee equivalent revenue increased 22% in the first quarter of 2014 as compared to the prior year. Given the expected benefit from our recent client wins, such as the United States Mint that is anticipated to rollout later this year, and our steady pipeline of opportunities from both current and prospective clients, we believe we are well positioned to strengthen our financial performance as we exit 2014 and look ahead into 2015.

“In addition to the healthy U.S. e-commerce market, we continue to experience increased traction from international markets, particularly in Canada and Europe. We also see further opportunities applicable to Asia in conjunction with our strategic relationship with transcosmos. We expect our proven ability to continuously improve our clients’ sales channels through technology, agency and infrastructure services will ultimately define our company as a leading omni-channel commerce and business outsourcing provider.”

2014 Outlook

PFSweb reiterates its 2014 service fee equivalent revenue guidance to range between $127 million to $133 million, increasing 7% to 12% as compared to 2013. The company also reiterates its outlook for 2014 adjusted EBITDA target to range between $12 million and $14 million, representing an increase of 12% to 31% as compared to 2013.

Conference Call

PFSweb will conduct a conference call today at 11:00 a.m. Eastern time to discuss its results for the first quarter ended March 31, 2014.

The company’s CEO Mike Willoughby and CFO Tom Madden will host the conference call, followed by a question and answer period.

Date: Wednesday, May 7, 2014

Time: 11:00 a.m. Eastern time (10:00 a.m. Central time)

Dial-in number: 1-877-941-8416

International number: 1-480-629-9808

Conference ID: 4681043

Please call the conference telephone number 5-10 minutes prior to the start time. An operator will register your name and organization. If you have any difficulty connecting with the conference call, please contact Liolios Group at 1-949-574-3860.

The conference call will be broadcast live and available for replay at http://public.viavid.com/index.php?id=108924 and via the investor relations section of the company’s website at www.pfsweb.com.

A replay of the conference call will be available after 2:00 p.m. Eastern time on the same day through May 21, 2014.

Toll-free replay number: 1-877-870-5176

International replay number: 1-858-384-5517

Replay ID: 4681043

About PFSweb Inc.

PFSweb (NASDAQ: PFSW) is a global business process outsourcing provider of end-to-end eCommerce solutions. The company provides these solutions and services to major brand names and other companies seeking to optimize their supply chain and enhance their traditional and online business channels, which include both direct-to-consumer and business-to-business sales channels. PFSweb supports organizations across various industries, including Procter & Gamble, L’Oreal, LEGO, Columbia Sportswear, Riverbed, Ricoh, Roots Canada Ltd., Diageo, BCBGMAXAZRIA, T.J. Maxx, the United States Mint, and many more. PFSweb is headquartered in Allen, TX with additional locations in Tennessee, Mississippi, Canada, Belgium, and the Philippines. For more information, please visit www.pfsweb.com.

Non-GAAP Financial Measures

This news release may contain certain non-GAAP measures, including non-GAAP net income (loss), earnings before interest, income taxes, depreciation and amortization (EBITDA), Adjusted EBITDA and service fee equivalent revenue.

Non-GAAP net income (loss) represents net income (loss) calculated in accordance with U.S. GAAP as adjusted for the impact of non-cash stock-based compensation expense and restructuring and other charges.

EBITDA represents earnings (or losses) before interest, income taxes, depreciation, and amortization. Adjusted EBITDA further eliminates the effect of stock-based compensation and restructuring and other charges.

Service fee equivalent revenue represents service fee revenue plus the gross profit earned on product revenue.

Non-GAAP net income (loss), EBITDA, Adjusted EBITDA and service fee equivalent revenue are used by management, analysts, investors and other interested parties in evaluating our operating performance compared to that of other companies in our industry. The calculation of non-GAAP net income (loss)

eliminates the effect of stock-based compensation, restructuring and other charges and EBITDA and adjusted EBITDA further eliminate the effect of financing, income taxes and the accounting effects of capital spending, which items may vary from different companies for reasons unrelated to overall operating performance. Service fee equivalent revenue allows client contracts with similar operational support models but different financial models to be combined as if all contracts were being operated on a service fee revenue basis.

PFSweb believes these non-GAAP measures provide useful information to both management and investors by focusing on certain operational metrics and excluding certain expenses in order to present its core operating performance and results. These measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for, or superior to, GAAP results. The non-GAAP measures included in this press release have been reconciled to the GAAP results in the attached tables.

Forward-Looking Statements

The matters discussed herein consist of forward-looking information under the Private Securities Litigation Reform Act of 1995 and is subject to and involves risks and uncertainties, which could cause actual results to differ materially from the forward-looking information. PFSweb’s Annual Report on Form 10-K for the year ended December 31, 2013 identifies certain factors that could cause actual results to differ materially from those projected in any forward looking statements made and investors are advised to review the Annual Report of the Company and the Risk Factors described therein. PFSweb undertakes no obligation to update publicly any forward-looking statement for any reason, even if new information becomes available or other events occur in the future. There may be additional risks that we do not currently view as material or that are not presently known.

PFSweb, Inc. and Subsidiaries

Preliminary Unaudited Condensed Consolidated Balance Sheets (A)

(In Thousands, Except Share Data)

	March 31,	December 31,
	2014	2013
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$23,753	$22,418
Restricted cash	169	130
Accounts receivable, net of allowance for doubtful accounts of $410 and $382 at March 31, 2014 and December 31, 2013, respectively	46,098	55,292
Inventories, net of reserves of $947 and $962 at March 31, 2014 and December 31, 2013, respectively	11,372	14,169
Other receivables	5,481	5,241
Prepaid expenses and other current assets	4,585	4,713

Total current assets	91,458	101,963
PROPERTY AND EQUIPMENT, net	26,379	27,190
OTHER ASSETS	3,021	2,883

Total assets	120,858	132,036

LIABILITIES AND SHAREHOLDERS EQUITY
CURRENT LIABILITIES:
Current portion of long-term debt and capital lease obligations	$8,579	$8,231
Trade accounts payable	27,472	34,096
Deferred revenue	8,813	8,181
Accrued expenses	21,525	25,045

Total current liabilities	66,389	75,553
LONG-TERM DEBT AND CAPITAL LEASE OBLIGATIONS, less current portion	2,440	2,876
DEFERRED REVENUE	6,948	7,491
DEFERRED RENT	5,041	5,191

Total liabilities	80,818	91,111

COMMITMENTS AND CONTINGENCIES
SHAREHOLDERS’ EQUITY:
Preferred stock, $1.00 par value; 1,000,000 shares authorized; none issued and outstanding	—	—
Common stock, $.001 par value; 35,000,000 shares authorized; 16,653,008 and 16,540,904 shares issued at March 31, 2014 and December 31, 2013, respectively; and 16,619,541 and 16,507,437 shares outstanding as of March 31, 2014 and December 31, 2013, respectively	17	17
Additional paid-in capital	125,505	124,522
Accumulated deficit	(87,110)	(85,300)
Accumulated other comprehensive income	1,753	1,811
Treasury stock at cost, 33,467 shares	(125)	(125)

Total shareholders’ equity	40,040	40,925

Total liabilities and shareholders’ equity	$120,858	$132,036

(A)	The financial data above should be read in conjunction with the audited consolidated financial statements of PFSweb, Inc. included in its Form 10-K for the year ended December 31, 2013.

PFSweb, Inc. and Subsidiaries

Preliminary Unaudited Condensed Consolidated Statements of Operations (A)

(In Thousands, Except Per Share Data)

	Three Months Ended
	March 31,
	2014	2013
REVENUES:
Product revenue, net	$21,722	$25,267
Service fee revenue	27,598	28,217
Pass-thru revenue	7,909	9,657

Total revenues	57,229	63,141

COSTS OF REVENUES:
Cost of product revenue	20,516	23,515
Cost of service fee revenue	19,220	19,258
Cost of pass-thru revenue	7,909	9,657

Total costs of revenues	47,645	52,430

Gross profit	9,584	10,711
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	11,022	12,801

Income (loss) from operations	(1,438)	(2,090)
INTEREST EXPENSE (INCOME), NET	143	218

Income (loss) before income taxes	(1,581)	(2,308)
INCOME TAX PROVISION (BENEFIT)	229	267

NET INCOME (LOSS)	$(1,810)	$(2,575)

NON-GAAP NET INCOME (LOSS)	$(1,016)	$21

NET INCOME (LOSS) PER SHARE:
Basic	$(0.11)	$(0.20)

Diluted	$(0.11)	$(0.20)

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING:
Basic	16,522	12,786

Diluted	16,522	12,786

EBITDA	$1,452	$318

ADJUSTED EBITDA	$2,246	$2,914

(A)	The financial data above should be read in conjunction with the audited consolidated financial statements of PFSweb, Inc. included in its Form 10-K for the year ended December 31, 2013.

PFSweb, Inc. and Subsidiaries

Reconciliation of certain Non-GAAP Items to GAAP

(In Thousands, Except Per Share Data)

	Three Months Ended March 31,
	2014	2013
NET INCOME (LOSS)	$(1,810)	$(2,575)
Income tax expense	229	267
Interest expense, net	143	218
Depreciation and amortization	2,890	2,408

EBITDA	$1,452	$318
Stock-based compensation	794	303
Restructuring and other charges	—	2,293

ADJUSTED EBITDA	$2,246	$2,914

	Three Months Ended March 31,
	2014	2013
NET INCOME (LOSS)	$(1,810)	$(2,575)
Stock-based compensation	794	303
Restructuring and other charges	—	2,293

NON-GAAP NET INCOME (LOSS)	$(1,016)	$21

NET INCOME (LOSS) PER SHARE:
Basic	$(0.11)	$(0.20)

Diluted	$(0.11)	$(0.20)

NON-GAAP NET INCOME (LOSS) Per Share:
Basic	$(0.06)	$0.00

Diluted	$(0.06)	$0.00

	Three Months Ended March 31,
	2014	2013
TOTAL REVENUES	$57,229	$63,141
Pass-thru revenue	(7,909)	(9,657)
Cost of product revenue	(20,516)	(23,515)

SERVICE FEE EQUIVALENT REVENUE	$28,804	$29,969

PFSweb, Inc. and Subsidiaries

Preliminary Unaudited Consolidating Statements of Operations

For the Three Months Ended March 31, 2014

(In Thousands)

		Business &
	PFSweb	Retail Connect	Eliminations	Consolidated
REVENUES:
Product revenue, net	$—	$21,722	$—	$21,722
Service fee revenue	24,153	3,445	—	27,598
Service fee revenue - affiliate	3,690	615	(4,305)	—
Pass-thru revenue	7,909	—	—	7,909

Total revenues	35,752	25,782	(4,305)	57,229

COSTS OF REVENUES:
Cost of product revenue	—	20,516	—	20,516
Cost of service fee revenue	19,520	3,615	(3,915)	19,220
Cost of pass-thru revenue	7,909	—	—	7,909

Total costs of revenues	27,429	24,131	(3,915)	47,645

Gross profit	8,323	1,651	(390)	9,584
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	10,176	1,236	(390)	11,022

Income (loss) from operations	(1,853)	415	—	(1,438)
INTEREST EXPENSE (INCOME), NET	(2)	145	—	143

Income (loss) before income taxes	(1,851)	270	—	(1,581)
INCOME TAX PROVISION (BENEFIT)	132	97		229

NET INCOME (LOSS)	$(1,983)	$173	$—	$(1,810)

NON-GAAP NET INCOME (LOSS)	$(1,189)	$173	$—	$(1,016)

EBITDA	$994	$458	$—	$1,452

ADJUSTED EBITDA	$1,788	$458	$—	$2,246

A reconciliation of NET INCOME (LOSS) to EBITDA and ADJUSTED EBITDA follows:
NET INCOME (LOSS)	$(1,983)	$173	$—	(1,810)
Income tax expense (benefit)	132	97	—	229
Interest expense (income), net	(2)	145	—	143
Depreciation and amortization	2,847	43	—	2,890

EBITDA	$994	$458	$—	$1,452
Stock-based compensation	794	—	—	794

ADJUSTED EBITDA	$1,788	$458	$—	$2,246

A reconciliation of NET INCOME (LOSS) to NON-GAAP NET INCOME (LOSS) follows:
NET INCOME (LOSS)	$(1,983)	$173	$—	$(1,810)
Stock-based compensation	794	—	—	794

NON-GAAP NET INCOME (LOSS)	$(1,189)	$173	$—	$(1,016)

Note: Business and Retail Connect includes our Supplies Distributors and PFSweb Retail Connect operations, which operate similar financial models on behalf of our client relationships.

PFSweb, Inc. and Subsidiaries

Unaudited Consolidating Statements of Operations

For the Three Months Ended March 31, 2013

(In Thousands)

		Business &
	PFSweb	Retail Connect	Eliminations	Consolidated
REVENUES:
Product revenue, net	$—	$25,267	$—	$25,267
Service fee revenue	26,441	1,776	—	28,217
Service fee revenue - affiliate	2,355	362	(2,717)	—
Pass-thru revenue	9,657	—	—	9,657

Total revenues	38,453	27,405	(2,717)	63,141

COSTS OF REVENUES:
Cost of product revenue	—	23,515	—	23,515
Cost of service fee revenue	19,780	1,798	(2,320)	19,258
Cost of pass-thru revenue	9,657	—	—	9,657

Total costs of revenues	29,437	25,313	(2,320)	52,430

Gross profit	9,016	2,092	(397)	10,711
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	11,563	1,635	(397)	12,801

Income (loss) from operations	(2,547)	457	—	(2,090)
INTEREST EXPENSE (INCOME), NET	67	151	—	218

Income (loss) before income taxes	(2,614)	306	—	(2,308)
INCOME TAX PROVISION (BENEFIT)	120	147	—	267

NET INCOME (LOSS)	$(2,734)	$159	$—	$(2,575)

NON-GAAP NET INCOME (LOSS)	$(138)	$159	$—	$21

EBITDA	$(178)	$496	$—	$318

ADJUSTED EBITDA	$2,418	$496	$—	$2,914

A reconciliation of NET INCOME (LOSS) to EBITDA and ADJUSTED EBITDA follows:
NET INCOME (LOSS)	$(2,734)	$159	$—	(2,575)
Income tax expense (benefit)	120	147	—	267
Interest expense (income), net	67	151	—	218
Depreciation and amortization	2,369	39	—	2,408

EBITDA	$(178)	$496	$—	$318
Stock-based compensation	303	—	—	303
Restructuring and other charges	2,293	—	—	2,293

ADJUSTED EBITDA	$2,418	$496	$—	$2,914

A reconciliation of NET INCOME (LOSS) to NON-GAAP NET INCOME (LOSS) follows:
NET INCOME (LOSS)	$(2,734)	$159	$—	$(2,575)
Stock-based compensation	303	—	—	303
Restructuring and other charges	2,293	—	—	2,293

NON-GAAP NET INCOME (LOSS)	$(138)	$159	$—	$21

Note: Business and Retail Connect includes our Supplies Distributors and PFSweb Retail Connect operations, which operate similar financial models on behalf of our client relationships.

PFSweb, Inc. and Subsidiaries

Unaudited Condensed Consolidating Balance Sheets

as of March 31, 2014

(In Thousands)

		Business &
	PFSweb	Retail Connect	Eliminations	Consolidated
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$17,701	$6,052	$—	$23,753
Restricted cash	—	169	—	169
Accounts receivable, net	29,678	17,732	(1,312)	46,098
Inventories, net	—	11,372	—	11,372
Other receivables	—	5,481	—	5,481
Prepaid expenses and other current assets	3,472	1,113	—	4,585

Total current assets	50,851	41,919	(1,312)	91,458

PROPERTY AND EQUIPMENT, net	26,162	217	—	26,379
RECEIVABLE/INVESTMENT IN AFFILIATES	10,891	—	(10,891)	—
OTHER ASSETS	2,946	75	—	3,021

Total assets	90,850	42,211	(12,203)	120,858

LIABILITIES AND SHAREHOLDERS EQUITY
CURRENT LIABILITIES:
Current portion of long-term debt and capital lease obligations	$4,156	$4,423	$—	$8,579
Trade accounts payable	7,249	21,535	(1,312)	27,472
Deferred revenue	8,813	—	—	8,813
Accrued expenses	16,211	5,314	—	21,525

Total current liabilities	36,429	31,272	(1,312)	66,389
LONG-TERM DEBT AND CAPITAL LEASE OBLIGATIONS, less current portion	2,440	—	—	2,440
PAYABLE TO AFFILIATES	—	23,045	(23,045)	—
DEFERRED REVENUE	6,948	—	—	6,948
DEFERRED RENT	5,041	—	—	5,041

Total liabilities	50,858	54,317	(24,357)	80,818

COMMITMENTS AND CONTINGENCIES
SHAREHOLDERS’ EQUITY:
Common stock	17	19	(19)	17
Capital contributions	—	1,000	(1,000)	—
Additional paid-in capital	125,505	28,060	(28,060)	125,505
Retained earnings (accumulated deficit)	(87,158)	(43,503)	43,551	(87,110)
Accumulated other comprehensive income	1,753	2,318	(2,318)	1,753
Treasury stock	(125)	—	—	(125)

Total shareholders’ equity	39,992	(12,106)	12,154	40,040

Total liabilities and shareholders’ equity	$90,850	$42,211	$(12,203)	$120,858

PFSweb, Inc. and Subsidiaries

Unaudited Condensed Consolidating Balance Sheets

as of December 31, 2013

(In Thousands)

		Business &
	PFSweb	Retail Connect	Eliminations	Consolidated
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$15,028	$7,390	$—	$22,418
Restricted cash	—	130	—	130
Accounts receivable, net	37,857	18,697	(1,262)	55,292
Inventories, net	—	14,169	—	14,169
Other receivables	—	5,241	—	5,241
Prepaid expenses and other current assets	3,552	1,161	—	4,713

Total current assets	56,437	46,788	(1,262)	101,963
PROPERTY AND EQUIPMENT, net	26,945	245	—	27,190
RECEIVABLE/INVESTMENT IN AFFILIATES	12,777	—	(12,777)	—
OTHER ASSETS	2,800	83	—	2,883

Total assets	98,959	47,116	(14,039)	132,036

LIABILITIES AND SHAREHOLDERS EQUITY
CURRENT LIABILITIES:
Current portion of long-term debt and capital lease obligations	$4,419	$3,812	$—	$8,231
Trade accounts payable	11,602	23,756	(1,262)	34,096
Deferred revenue	8,181	—	—	8,181
Accrued expenses	18,114	6,931	—	25,045

Total current liabilities	42,316	34,499	(1,262)	75,553
LONG-TERM DEBT AND CAPITAL LEASE OBLIGATIONS, less current portion	2,876	—	—	2,876
PAYABLE TO AFFILIATES	—	23,045	(23,045)	—
DEFERRED REVENUE	7,491	—	—	7,491
DEFERRED RENT	5,191	—	—	5,191

Total liabilities	57,874	57,544	(24,307)	91,111

COMMITMENTS AND CONTINGENCIES
SHAREHOLDERS’ EQUITY:
Common stock	17	19	(19)	17
Capital contributions	—	1,000	(1,000)	—
Additional paid-in capital	124,522	28,060	(28,060)	124,522
Retained earnings (accumulated deficit)	(85,146)	(41,850)	41,696	(85,300)
Accumulated other comprehensive income	1,817	2,343	(2,349)	1,811
Treasury stock	(125)	—	—	(125)

Total shareholders’ equity	41,085	(10,428)	10,268	40,925

Total liabilities and shareholders’ equity	$98,959	$47,116	$(14,039)	$132,036

Company Contact:

Michael C. Willoughby

Chief Executive Officer

or

Thomas J. Madden

Chief Financial Officer

Tel 972-881-2900

Investor Relations:

Liolios Group Inc.

Cody Slach or Greg Falesnik

Tel 949-574-3860

PFSW@liolios.com